Exhibit 31.1 CERTIFICATION PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navitone Technologies, Inc., ("Navitone") on Form 10-QSB for the six-month period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Zuliani, Chief Executive Officer of Navitone, and I, Jerrold A. Wish, Principal Financial Officer of Navitone, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Navitone.

Date:  November  14,  2005
/s/  Michael  Zuliani
Michael  Zuliani
Chief  Executive  Officer

Date:  November  14,  2005
/s/  Jerrold  A.  Wish
Jerrold  A.  Wish
Principal  Financial  Officer